                                                                    EXHIBIT 99.2

                          NOTICE OF GUARANTEED DELIVERY

                                 FOR TENDERS OF

        $400,000,000 AGGREGATE PRINCIPAL AMOUNT OF 3.95% NOTES DUE 2007,
        $600,000,000 AGGREGATE PRINCIPAL AMOUNT OF 4.80% NOTES DUE 2009,
       $500,000,000 AGGREGATE PRINCIPAL AMOUNT OF 5.75% NOTES DUES 2014,
   $300,000,000 AGGREGATE PRINCIPAL AMOUNT OF 6.65% DEBENTURES DUE 2024, AND
      $400,000,000 AGGREGATE PRINCIPAL AMOUNT OF 6.70% DEBENTURES DUE 2034

                                       OF

                        THE MAY DEPARTMENT STORES COMPANY


         This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) of The
May Department Stores Company, a New York corporation (the "Company") made
pursuant to the Prospectus, dated          , 2004 (as the same may be amended or
supplemented from time to time, the "Prospectus"), and the related Letter of
Transmittal ("Letter of Transmittal"), if the Letter of Transmittal and all
other required documents cannot be delivered or transmitted by facsimile transmission, mail or hand delivery to J.P. Morgan Trust Company, National
Association (the "Exchange Agent") on or prior to 5:00 p.m., New York City time, on the Expiration Date (as defined in the Prospectus) or the procedures for delivery by book-entry transfer cannot be completed on a timely basis. See "The
Exchange Offer -- Procedures for Tendering Old Securities" section in the
Prospectus. The term "Old Securities" means all of the issued and outstanding aggregate principal amount of the following series of securities of the Company:
$400,000,000 of 3.95% Notes due 2007, $600,000,000 of 4.80% Notes due 2009,
$500,000,000 of 5.75% Notes due 2014, $300,000,000 of 6.65% Debentures due 2024
and $400,000,000 of 6.70% Debentures due 2034.

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         THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
                       , 2004 (UNLESS EXTENDED) (THE "EXPIRATION DATE").
         TENDERED OLD SECURITIES MAY BE WITHDRAWN AT ANY TIME ON OR PRIOR TO
         THE EXPIRATION DATE OF THE EXCHANGE OFFER.

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         Deliver to:     J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION

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
By registered or certified mail, overnight                    By Facsimile for Eligible Institutions:
courier or hand delivery:                                                   (214) 468-6494
                                                                       Attention: Frank Ivins

J.P. Morgan Trust Company, National Association
Institutional Trust Services                                           Facsimile Confirmation:
2001 Bryan Street, 9th Floor                                                (214) 468-6464
Dallas, TX 75201
Attention: Frank Ivins                                                 For Information, Call:
                                                                            (800) 275-2048


         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

         This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions to the Letter of Transmittal, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.




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Ladies and Gentlemen:

         The undersigned hereby tenders to the Company, upon the terms and conditions set forth in the Prospectus and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the aggregate principal amount of Old Securities of each series set forth below pursuant to the guaranteed delivery procedures described in "The Exchange Offer" section in the Prospectus and in the Letter of Transmittal.

AGGREGATE PRINCIPAL AMOUNT OF 3.95% NOTES DUE 2007 TENDERED: $__________________

         Certificate Nos. (if available): ______________________________________

         Total Principal Amount Represented by
         Certificate(s) for the 3.95% Notes: ___________________________________


AGGREGATE PRINCIPAL AMOUNT OF 4.80% NOTES DUE 2009 TENDERED: $__________________

         Certificate Nos. (if available): ______________________________________

         Total Principal Amount Represented by
         Certificate(s) for the 4.80% Notes: ___________________________________


AGGREGATE PRINCIPAL AMOUNT OF 5.75% NOTES DUE 2014 TENDERED: $__________________

         Certificate Nos. (if available): ______________________________________

         Total Principal Amount Represented by
         Certificate(s) for the 5.75% Notes: ___________________________________


AGGREGATE PRINCIPAL AMOUNT OF 6.65% DEBENTURES DUE 2024 TENDERED: $_____________

         Certificate Nos. (if available): ______________________________________

         Total Principal Amount Represented by
         Certificate(s) for the 6.65% Debentures: ______________________________


AGGREGATE PRINCIPAL AMOUNT OF 6.70% DEBENTURES DUE 2034 TENDERED: $_____________

         Certificate Nos. (if available): ______________________________________

         Total Principal Amount Represented by
         Certificate(s) for the 6.70% Debentures: ______________________________


If Old Securities will be tendered by book-entry transfer, provide the following information:


Name of Tendering Institution:  ________________________________________________

Account Number:  _______________________________________________________________

Date:  _________________________________________________________________________


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Name(s) of Registered Holders: _________________________________________________

Address(es):  __________________________________________________________________

________________________________________________________________________________

Area Code and Telephone Number(s): _____________________________________________

Signature(s)  __________________________________________________________________

________________________________________________________________________________

                                    GUARANTEE

         The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker or government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association (each, an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at its addresses set forth above, either the Old Securities of each series tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Old Securities of such series pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimiles thereof), with any required signature guarantees, and any other required documents or, in the case of Old Securities of such series tendered by book-entry transfer, an appropriate agent's message (as defined in the Prospectus), in each case within three New York Stock Exchange trading days after the Expiration Date of the Exchange Offer for the Old Securities of such series.

Name of Firm: __________________________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________
                              (including Zip Code)

Area Code and Telephone Number: ________________________________________________

________________________________________________________________________________
                             (Authorized Signature)

Name: __________________________________________________________________________

Date:  _________________________________________________________________________
















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